Initial Public Offering	9 Months Ended
Sep. 30, 2011
Initial Public Offering [Abstract]
Initial Public Offering

20. Initial Public Offering

On June 1, 2011, the Company raised $187.2 million of gross proceeds in the IPO from the sale of 15,600,000 shares of its common stock at a price of $12.00 per share. The resulting proceeds to the Company were approximately $176.9 million after deducting underwriter commissions. The Company retained $150.0 million of the net proceeds, after paying $20.6 million of debt, $450,000 to pay three unaffiliated holders of its subordinated notes, and $6.1 million in direct costs of the offering. In accordance with a Recapitalization Agreement, all of the principal and accrued and unpaid interest on outstanding notes, to the extent not repaid, totaling $279.2 million, as well as all of the Class A and B preferred stock outstanding immediately prior to the offering along with accrued and unpaid dividends totaling $81.7 million, were exchanged for 30,079,420 shares of common stock at a share price of $12.00 per share. Each share of Class B common stock was exchanged for one share of common stock. In addition, interest expense was reduced by $0.4 million due to a write off of the unamortized portion of prepaid loan fees and deferred interest.